Taxes payable - Summary of Taxes Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Text Block [Abstract]
Income tax payable	$ 2,147	$ 673
Other taxes payable	6,072	3,615
Total	8,219	4,288
Current	8,219	4,128
Non-current	$ 0	$ 160